Johnson Controls, Inc. ("the Company") has made forward-looking statements in this document pertaining to its financial results for fiscal 2006 that are based on preliminary data and are subject to risks and uncertainties. All statements other than statements of historical fact are statements that are or could be deemed forward-looking statements, including information concerning possible or assumed future risks. For those statements, the Company cautions that numerous important factors, such as automotive vehicle production levels and schedules, the ability to mitigate the impact of higher raw material and energy costs, the strength of the U.S. or other economies, currency exchange rates, cancellation of commercial contracts, labor interruptions, the successful integration of York, the ability to execute on restructuring actions according to anticipated timelines and costs, and the ability to deliver planned levels of profitability in Germany, as well as those factors discussed in the Company's Form 8-K filing (dated January 19, 2006) and the risk factors as filed with the SEC January 9, 2006, could affect the Company's actual results and could cause its actual consolidated results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company. Quarterly Update FY 2006 Third Quarter July 20, 2006 Exhibit 99.2

Overview John Barth - Chairman and CEO Q3 Business Results Denise Zutz - Vice President, Strategy, Investor Relations and Communication Financial Review Bruce McDonald - Vice President and Chief Financial Officer Q&A (Conclude noon eastern time) Agenda

Third Quarter 2006 Record sales and earnings Sales $8.4 billion, up 19 percent EPS (from continuing operations) $1.70, up 30 percent Non-recurring tax benefits and restructuring initiatives announced June 29 Performance versus forecast Interior experience NA: lower commercial cost recoveries: commodities, engineering, launch Europe: strong operational performance Power solutions: Softer aftermarket demand Favorable legal settlement Building efficiency Systems achieving margin improvement Double-digit service growth Diversification benefits Q3 2006 Operating Income Sales Interior Experience 56% Building Efficiency 34% Power Solutions 10% Interior Experience 35% Building Efficiency 40% Power Solutions 25%

Profitable growth is first priority to increase shareholder return Great growth opportunities exist in each of our businesses Environment/energy efficiency Emerging markets Building systems and services, facility management Hybrid vehicles Automotive electronics .... And every business line and market where we've raised the bar on our target market share Awarded first complete interior program in Russia Continuing Profitable Growth Under a new performance contract, the Pontiac, Michigan School District will save $40 million in energy and operating costs.

Continuing Profitable Growth Acquisitions as platforms for additional growth Integration updates July 2005 - Delphi battery Major new OE customer (GM) First presence in Asian growth markets, especially China Delphi footprint rationalization on schedule December 2005 - York International Tripled our available market to $200 billion/yr. from $60 billion/yr. Increased presence geographically Mid-market opportunity Branch office integration complete Pleased with growth/cost synergies Awarded first project ($7 m) with factory-mounted controls on HVAC equipment for a large Midwest U.S. sports arena. Varta Brand introduced to the Chinese market Temperature Sensors Temperature Control Actuator Control Panel Air Handling Unit

Reducing costs while improving service, quality Operational excellence Innovation/process improvement Six Sigma, Best Business Practices Increases capacity with little additional investment Common metrics/benchmarks Nearly $2 billion savings opportunity identified Globalization Low-cost countries Economic reach Standardization of processes and product architectures Engineering efficiency Optimized production Lower investment Continuing Profitable Growth Launched our patented PowerFrame battery plate-making technology in Mexico Product & Process Technology Commodity Management Supply Chain Management Manufacturing Operations Optimized Footprint Leverage Fixed Assets SG&A Best Business Practices and Six Sigma

Continuing Profitable Growth Third quarter restructuring initiatives Operational excellence Interior experience North America: focus on interior product profitability Europe: seating component plants to eastern Europe Building efficiency Europe: "Systems redesign" of branch offices to improve cost structure Process improvements Eliminate country management structure Changing skill sets

Achieving growth 2-3x our underlying markets Investing in innovation; product and process technologies Driving operational excellence to reduce costs and improve quality World-class employees dedicated to our customers and our goals Another record year for Johnson Controls + + + Continuing Profitable Growth 60th consecutive year of sales increases 16th consecutive year of earnings increases 2006

Third Quarter 2006
Interior Experience

- **Third-quarter industry vehicle production**
  - N.A. -1%
    - Cars +5%, light trucks - 5%
    - Light truck volume declines by every OE, including transplants
  - Europe -4%
  - Japan sales flat
  - China production up 40+%
- **Commodities remain a headwind**





	2006	2005	
Sales	$4.7B	$5.0B	- 6%
		FX ($30) million	

- North America: down 8% due to platform mix
  - Lower revenues from five light truck programs exceeds total sales decline
    - GM minivan
    - TrailBlazer
    - Sierra/Silverado
    - Expedition
    - F-Series
- Europe: down 6%
  - Fewer production days and FX
- Asia: flat (on a consolidated basis)
  - China (unconsolidated) up more than 40%

	2006	2005	
Op. Inc.	$168M	$200M	-16%

- Continued strong European performance: 5% ROS
- North America operational improvements more than offset by volume decline, and higher commodity and launch costs
- Continuing launch costs for two Nissan programs in Japan

9

Third Quarter 2006 Power Solutions 2006 2005 Sales $886M $665M +33% Substantially higher unit shipments - Primarily Delphi volume - Slight growth in European and North American aftermarket Higher unit prices due to lead pass-through Op. Inc. $119M $75M +59% Legal settlement benefit a positive $33m Improving operational efficiencies Delphi business dilutive to margins Aftermarket demand approximates prior year Lead price volatile JCI adding NA manufacturing capacity Optimizing footprint Nearly doubling Optima capacity High gas prices increase benefits of hybrid technology Toyota considering development of "plug-in" hybrid DCX to offer "mild" hybrid Mercedes S-Class

Third Quarter 2006 Building Efficiency Complete controls/mechanical offering winning market favorability "Green"/energy efficiency increasing in importance as energy prices escalate LEED "green" certified building projects in NA, Europe, Asia accelerating North American construction Residential HVAC industry-wide shipments down 10-15 percent Prior quarter inventory stockpiling 2006 2005 Sales $2.8B $1.4B +101% York volume (Pro forma) NA service sales growth Higher facility management activity (Shell and other contract expansions) Growth in Middle East and China Residential up Op. Inc. $190M $93M +104% First quarter without acquisition accounting penalty (Pro forma) Margin increase across global systems and services Facility management down due to project startup costs Branch integration costs Backlog $3.7B, up 16% (pro-forma) N.A. orders up substantially

(in millions) Operating income margin expansion Margin improvement associated with building efficiency growth, York acquisition synergies Favorable benefit of legal settlements offset by lower customer recoveries, accelerated integration expenses Restructuring initiatives; positioned for future margin expansion Third Quarter 2006 Financial Highlights

(in millions, except per share data) Net interest expense: Increase reflects financing of the York acquisition Equity income: Continued stronger automotive production in China Income taxes: Current quarter includes non-recurring tax adjustment and tax benefit related to restructuring actions - see reconciliation Earnings per share: Underlying EPS of $1.68 excluding non-recurring tax and restructuring costs Third Quarter 2006 Financial Highlights

Income Tax Provision/Benefit For the three months ended June 30, 2006 (in millions) (in millions) (in millions)

Q1:05 Q2:05 Q3:05 Q4:05 Q1:06 Q2:06 Q3:06 Q4:06 0.333 0.285 0.28 0.279 0.465 0.449 0.42 0.392 Actual Projected Q1 Q2 Q3 Q4 2006 2005 Total Debt To Capitalization Target Range Q1 Q2 Q3 Q4 45% 42% Working capital inflow of $354 million; excluding restructuring, YTD working capital usage neutral Capital expenditures of $176 million; full-year reinvestment ratio of 1.1 to 1 $221 million debt repayment in the quarter, no off-balance sheet debt Divestiture of Scroll-Technologies announced on July 12th Q3 Financial Highlights

Building Benefits of York acquisition accelerate Cross-selling opportunities being realized Strong orders momentum, including integrated (controls/mechanical equipment) jobs Rising backlog supports growth outlook Q4 Business Outlook Fourth quarter guidance $1.86 - $1.91 Prior full-year guidance $5.25 - $5.35 Current full-year guidance $5.25 - $5.30 Updated Fourth Quarter and Full-Year Earnings Guidance Power Interior Inventory stocking period Optima capacity increase Assumption of legacy Delphi battery plant Rising lead prices after recent softening Continued pressures in North America: vehicle mix, gas prices, inventory build, commodities Strong performance in Europe sustained

Appendix

Positives Negatives Third Quarter 2006: Key Platforms North America Europe Chrysler: Compass, Caliber, PT Cruiser Mercedes: M-Class, R-Class, GL-Class GM: Impala/Monte Carlo Chrysler Sebring/Stratus Ford: Expedition/Navigator, F-Series GM: Minivans, Sierra/Silverado, TrailBlazer Nissan: Altima, Armada, Titan Honda CRV Mercedes CLS Opel Astra Renault Twingo Mercedes S-Class Opel Zafira Renault Modus Nissan (re-badged Cube)